Exhibit 10.26

CHEMOCENTRYX, INC.

2012 EQUITY INCENTIVE AWARD PLAN

RESTRICTED STOCK AWARD GRANT NOTICE AND

RESTRICTED STOCK AWARD AGREEMENT

ChemoCentryx, Inc., a Delaware corporation (the “Company”), pursuant to its 2012 Equity Incentive Award Plan (as amended, the “Plan”), hereby grants to the individual listed below (the “Holder”), the number of shares of the Company’s Common Stock (the “Shares”) listed below. This Restricted Stock award (the “Award”) is subject to all of the terms and conditions set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Award Grant Notice (this “Grant Notice”) and the Restricted Stock Agreement.

Holder:

Grant Date:

Number of Shares of Restricted Stock:

Vesting Schedule:	Subject to the terms of the Restricted Stock Agreement, the Award shall vest on the first anniversary of the Grant Date, provided that Holder does not experience a Termination of Service prior to such date. In addition, the Shares shall vest upon the occurrence of a Change in Control.

By his or her signature below, Holder agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Holder has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Holder has been provided with a copy or electronic access to a copy of the prospectus for the Plan. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. The Award is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and the Restricted Stock Agreement, the terms of the Plan shall control. If Holder wishes to file a Section 83(b) election, as described in Section 3.8 of the Restricted Stock Agreement, Holder must do so within 30 days of the Grant Date.

CHEMOCENTRYX, INC.	HOLDER

By:	By:

Print Name:	Print Name:

Title:

EXHIBIT A

TO RESTRICTED STOCK AWARD GRANT NOTICE

RESTRICTED STOCK AWARD AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (the “Grant Notice”) to which this Restricted Stock Award Agreement (this “Agreement”) is attached, the Company has granted to Holder the number of Shares of Restricted Stock under the Plan set forth in the Grant Notice, subject to all of the terms and conditions set forth in this Agreement, the Grant Notice and the Plan.

ARTICLE I.

GENERAL

1.1 Defined Terms. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

1.2 Incorporation of Terms of Plan. The Award is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

ISSUANCE OF SHARES

2.1 Issuance of Shares. Pursuant to the Plan and subject to the terms and conditions of this Agreement, effective on the Grant Date, the Company irrevocably grants to Holder the number of Shares of Restricted Stock set forth in the Grant Notice in consideration of Holder’s service to the Company or its Affiliates, for which the Administrator has determined Holder has not been fully compensated, and the Administrator has determined that the benefit received by the Company as a result of such service has a value that exceeds the aggregate par value of the Shares, which Shares, when issued in accordance with the terms hereof, shall be fully paid and nonassessable.

2.2 Issuance Mechanics. On the Grant Date, the Company shall issue the Shares to Holder and shall (a) cause a stock certificate or certificates representing the Shares to be registered in the name of Holder, or (b) cause such Shares to be held in book entry form. If a stock certificate is issued, it shall be delivered to and held in custody by the Company and shall bear the restrictive legends required by Section 4.1 below. If the Shares are held in book entry form, then such entry will reflect that the Shares are subject to the restrictions of this Agreement. Holder hereby agrees to execute a stock assignment in a form acceptable to the Company with respect to the Shares upon the request of the Company.

ARTICLE III.

FORFEITURE AND TRANSFER RESTRICTIONS

3.1 Forfeiture Restriction. Subject to the provisions of Section 3.2 below, in the event of Holder’s Termination of Service for any reason, including as a result of Holder’s death or disability, all of the Unreleased Shares (as defined below) shall thereupon be forfeited immediately and without any further action by the Company (the “Forfeiture Restriction”). Upon the occurrence of such a forfeiture, the Company shall become the legal and beneficial owner of the Unreleased Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being forfeited by Holder. The Unreleased Shares and any stock assignment executed by Holder shall be held by the Company in accordance with Section 3.4 until the Shares are forfeited as provided in this Section 3.1, until such Unreleased Shares are fully released from the Forfeiture Restriction, or until such time as this Agreement no longer is in effect. Holder hereby authorizes and directs the Secretary of the Company, or such other person designated by the Administrator, to transfer the Unreleased Shares which have been forfeited pursuant to this Section 3.1 from Holder to the Company.

3.2 Release of Shares from Forfeiture Restriction. The Shares shall be released from the Forfeiture Restriction in accordance with the vesting schedule set forth in the Grant Notice. Any of the Shares which, from time to time, have not yet been released from the Forfeiture Restriction are referred to herein as “Unreleased Shares.” As soon as administratively practicable following the release of any Shares from the Forfeiture Restriction, the Company shall, as applicable, either deliver to Holder the certificate or certificates representing such Shares in the Company’s possession belonging to Holder, or, if the Shares are held in book entry form, then the Company shall remove the notations on the book form. Holder (or the beneficiary or personal representative of Holder in the event of Holder’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company or its representatives deem necessary or advisable in connection with any such delivery.

3.3 Unreleased Shares Not Transferable. No Unreleased Shares or any interest or right therein or part thereof may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until the Shares issuable pursuant to the Award have been issued, and all restrictions applicable to such Shares have lapsed. No Unreleased Shares or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of Holder or his or her successors in interest nor shall they be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

3.4 Escrow. Holder, by acceptance of this Award, shall be deemed to appoint, and does so appoint, the Company and each of its authorized representatives as Holder’s attorney(s)-in-fact to effect any transfer of forfeited Unreleased Shares to the Company as may be required pursuant to the Plan or this Agreement, and to execute such representations or other documents or assurances as the Company or such representatives deem necessary or advisable in connection with any such transfer. The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

3.5 Rights as Stockholder. Except as otherwise provided herein, upon issuance of the Shares by the Company, Holder shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and the right to receive any cash or share dividends or other distributions paid to or made with respect to the Shares.

3.6 Forfeiture and Claw-Back Provisions. Holder hereby acknowledges and agrees that the Award is subject to the provisions of Section 11.5 of the Plan.

3.7 Tax Withholding. The Company and its Affiliates have the authority to deduct or withhold, or require Holder to remit to the Company or the applicable Affiliate, an amount sufficient to satisfy applicable federal, state, local and foreign taxes (including the employee portion of any FICA obligation, if applicable) required by Applicable Law to be withheld with respect to any taxable event arising pursuant to this Agreement. Holder is ultimately liable and responsible for all taxes owed in connection with the Shares, regardless of any action the Company or any Affiliate takes with respect to any tax withholding obligations that arise in connection with the Shares. Neither the Company nor any Affiliate makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or sale of the Shares. The Company and its Affiliates do not commit and are under no obligation to structure the Award to reduce or eliminate Holder’s tax liability.

3.8 Section 83(b) Election. Holder understands that Section 83(a) of the Code taxes as ordinary income the difference between the amount, if any, paid for the Shares and the Fair Market Value of such Shares at the time the Forfeiture Restriction on such Shares lapses. Holder understands that, notwithstanding the preceding sentence, Holder may elect to be taxed at the time of the Grant Date, rather than at the time the Forfeiture Restriction lapses, by filing an election under Section 83(b) of the Code (an “83(b) Election”) with the Internal Revenue Service within 30 days of the Grant Date. In the event Holder files an 83(b) Election, Holder will recognize ordinary income in an amount equal to the difference between the amount, if any, paid for the Shares and the Fair Market Value of such Shares as of the Grant Date. Holder further understands that an additional copy of such 83(b) Election form should be filed with Holder’s federal income tax return for the calendar year in which the date of this Agreement falls. Holder acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to the award of Shares hereunder, and does not purport to be complete. HOLDER FURTHER ACKNOWLEDGES THAT THE COMPANY IS NOT RESPONSIBLE FOR FILING HOLDER’S 83(b) ELECTION, AND THE COMPANY HAS DIRECTED HOLDER TO SEEK INDEPENDENT ADVICE REGARDING THE APPLICABLE PROVISIONS OF THE CODE, THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH HOLDER MAY RESIDE, AND THE TAX CONSEQUENCES OF HOLDER’S DEATH.

ARTICLE IV.

RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS

4.1 Legends. The certificate or certificates representing the Shares, if any, shall bear the following legend (as well as any legends required by the Company’s charter and applicable state and federal corporate and securities laws):

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE CHEMOCENTRYX, INC. 2012 EQUITY INCENTIVE AWARD PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND CHEMOCENTRYX, INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF CHEMOCENTRYX, INC.

4.2 Refusal to Transfer; Stop-Transfer Notices. The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred. Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

4.3 Removal of Legend. After such time as the Forfeiture Restriction shall have lapsed with respect to the Shares, and upon Holder’s request, a new certificate or certificates representing such Shares shall be issued without the legend referred to in Section 4.1, and delivered to Holder. If the Shares are held in book entry form, the Company shall cause any restrictions noted on the book form to be removed.

ARTICLE V.

MISCELLANEOUS

5.1 Adjustments. Holder acknowledges that the Award, including the vesting of the Award and the number of Shares subject to the Award, is subject to adjustment in the discretion of the Administrator upon the occurrence of certain events as provided in this Agreement and Article 11 of the Plan.

5.2 Not a Contract of Employment or other Service Relationship. Nothing in this Agreement or in the Plan shall confer upon Holder any right to continue to serve as an employee or other service provider of the Company or any of its affiliates. Holder understands and agrees that this Award does not alter the at-will nature of his or her employment or service relationship with the Company and is not a promise of continued employment or service for the vesting period of the Award or any portion of it.

5.3 Conformity to Securities Laws. Holder acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the U.S. Securities and Exchange Commission, including, without limitation, Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Award is granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

5.4 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Award in any material way without the prior written consent of Holder.

5.5 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of an authorized officer of the Company on the Grant Notice, and any notice to be given to Holder shall be addressed to Holder at the address for Holder in the Company’s personnel records. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.6 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

5.7 Tax Representations. Holder has reviewed with Holder’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Grant Notice and this Agreement. Holder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Holder understands that Holder (and not the Company) shall be responsible for Holder’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

5.8 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Holder is subject to Section 16 of the Exchange Act, then the Plan, the Award and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

5.9 Paperless Administration. By accepting this Award, Holder hereby agrees to receive documentation related to the Award by electronic delivery, such as a system using an internet website or interactive voice response, maintained by the Company or a third party designated by the Company.

5.10 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.11 Governing Law; Severability. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

5.12 Entire Agreement. The Plan, the Grant Notice and this Agreement constitute the entire agreement of the parties and supersede in their entirety all oral, implied or written promises, statements, understandings, undertakings and agreements between the Company and Holder with respect to the subject matter hereof, including without limitation, the provisions of any offer letter regarding equity awards to be awarded to Holder by the Company, or any other oral, implied or written promises, statements, understandings, undertakings or agreements by the Company or any of its representatives regarding equity awards to be awarded to Holder by the Company.